UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22754

Morgan Creek Series Trust

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code:  (919) 933-4004

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Item 1.  Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

ANNUAL REPORT TO STOCKHOLDERS

FOR THE YEAR ENDED MARCH 31, 2014

Morgan Creek Tactical Allocation Fund (A Series of Morgan Creek Series Trust)

For the Year Ended March 31, 2014

Contents

Letter to Investors	1
Fund Performance	5
Investments Concentration Summary	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Fund Expenses (Unaudited)	25
Board of Trustees (Unaudited)	26
Fund Management (Unaudited)	27
Other Information (Unaudited)	28
Privacy Notice	29

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors

Dear Shareholder

We are pleased to present the first Annual Shareholder Letter for the Morgan Creek Tactical Allocation Fund (“the Fund”). The Fund was launched on August 16, 2013 to provide investors with a Liquid Alternatives vehicle to gain access to Morgan Creek’s portfolio management capabilities and our global investment insights. As Advisor to the Fund, we bring decades of investment management and portfolio construction expertise across all asset classes that integrates traditional investments (stocks, bonds and cash) with hedge fund and private investment strategies. The breadth and depth of our investment experience enables us to construct a Fund that we believe is truly global, tactically managed and appropriately hedged. The Fund has a simple objective of producing consistent long-term investment returns with a good balance between capital gains and income. Capital markets have become increasingly complex over the years, volatility has risen due to the increasing activity of Governments and Central Banks in the markets and, perhaps most importantly, investment cycles have been truncated as the speed at which investment capital flows around the globe from opportunity to opportunity has accelerated due to technological and regulatory advancements. We believe that these changes are profound and they require investors to take a new approach to investment management, moving beyond the Traditional Balanced Portfolio that simply relies on stocks, bonds and cash. We believe that the new investment regime demands that portfolios have more broadly diversified global exposure and active, tactical management, augmented by a disciplined hedging strategy to mitigate the deleterious effects of higher volatility. The increased focus on risk mitigation from the inclusion of a comprehensive set of hedging tools should generate more consistent, and higher quality, returns over time. The Tactical Allocation Fund was created to address these new challenges and provide investors with access to compelling global investment opportunities with a focus on wealth preservation and capital appreciation. The balance of the Letter will provide a review of the capital markets since our inception in August, provide analysis of the activities that drove investment performance during the period and offer our insights on the investment opportunities that comprise the current portfolio as well as those that we see on the horizon.

For the three months ended March 31, 2014, the Fund’s return was 5.3%, which was above the 1.3% return of the blended benchmark (70% MSCI All Country World Index/30% Barclays Aggregate Bond Index). The bulk of the outperformance was driven by the defensive positioning of the Fund coming into the New Year as the portfolio was able to avoid the downturn during January, finishing flat, when global equity markets fell (4%). The Fund was solidly hedged, but was also overweight a number of sectors that performed well, despite the market turmoil, such as Airlines and Chinese Internet companies and was underweight a number of the areas that performed most poorly, such as emerging markets. Looking at the trailing six months since our Semi-Annual Report, the Fund’s return was a strong 11.1%, which was again meaningfully ahead of the blended benchmark return of 6.4%. The Fund managed to keep pace with the robust advance of the global capital markets in Q4 of 2013, despite being nicely hedged, thanks to strong performance from some of the investment themes like Japan Reflation and Southern Europe Recovery as well as very strong returns from the domestic equity portfolio led by technology and media. Adding the stub period from the August launch, the Inception-to-date performance of the Fund was 13.6% (Returns shown are for Class I), again ahead of the benchmark, which returned a strong 8.8%. While we are pleased with the performance of the Fund in the short time since inception, we continue to focus on generation of long-term, consistent, returns and we know that there will be periods of time where our globally diversified, hedged, portfolio will be out of favor and will trail the traditional market indices. In fact, we would actually expect to have periods of time where the performance of the Fund is materially different from traditional portfolios as we created the Tactical Allocation Fund to provide an uncorrelated return stream that would complement a traditional portfolio of stocks, bonds and cash over time and, by definition, low correlation means having periods where the return patterns are divergent.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

When we launched the Fund last year, we believed that there were competing forces of high equity valuations and abundant Central Bank liquidity that would likely fight to a draw in 2013 and create an environment that was favorable for investors. Looking back, we clearly underestimated just how favorable that balance would be in the second half of the year and clearly, with the benefit of hindsight, we could have captured more return by being less hedged, or having no exposure to fixed income. We got the second part right as we chose to have nearly no exposure to traditional bonds in the portfolio during 2013 and rather to rely on an equity market neutral strategy to provide a diversifier to the global equity portfolio. That decision added value on two levels as being underweight bonds, which lost money for the year, and overweight equity, which made outstanding returns, was a good decision. Additionally, the choice to utilize a market neutral portfolio, that generated high single-digit returns for the period, was accretive to the Fund as well. However, on the first part, we stuck to our discipline and maintained a consistently hedged posture in the portfolio during 2013 and that decision had some cost in terms of limiting upside market capture. Fortunately, our investment themes and individual stock selection alpha were quite positive for the year (we generated real Alpha) and the Fund was able to keep up with the blended benchmark during August to December, returning 7.9% vs. 7.4% for the index, while having a similar level of approximately 70% Beta-adjusted net exposure on average during the period. Again, while we were neutral on the domestic equity markets overall, we believed that valuations could rise higher if price/earnings multiples continued to expand (which they did). We also saw ways to capture solid returns in other equity markets such as Japan, Greece, Italy, Spain, and from the Global Titans companies who benefitted from selling products into the Emerging and Frontier Markets where the rapidly expanding Middle Classes were creating massive new market opportunities.

As we wrote in the Semi-Annual Report in November, we began to become concerned about a rising level of investor complacency in the global equity markets on the heels of the spectacular equity returns of 2013 and also were concerned about increasing signs of deflation risk in the U.S. and, in particular, Europe, where inflation levels had continued to drop despite the Central Banks’ best efforts to spur inflation. Those two risks called for an increase in caution heading into 2014 and we discussed how the forward returns for traditional assets looked challenging over the coming decade according to many of the leading investment groups who put together such forecasts. Paraphrasing from the last report we discussed how those firms believed that U.S. stocks and bonds were likely to generate very little real return, international equities might only produce a 2% real return and emerging markets equities could generate a 4% real return. Those paltry figures placed the Q4 investing environment as the second worst in the past thirty years, surpassed only by the summer of 2007. Given that call for caution, we modestly increased our hedges in the Fund and began to add some long duration fixed income exposure as a deflation hedge. Those moves did help on the margin in Q1, but the real excess returns in the portfolio during the beginning of 2014 came from tactically allocating to assets toward areas that we believed were undervalued, had a margin of safety and exhibited a continuing opportunity for growth in a world where growth was at a premium including: Airlines, Smartphones, Chinese Internet, Frontier Markets, Macau Gaming, Non-conventional Oil & Gas development and Southern European Financials. These moves proved to be very positive as the Fund generated significant returns in Q1 while the market indices were relatively flat.

The overall performance of the Fund during the period was notable in a few other respects. First, given how poorly one of our core themes, Japanese Reflation, has performed in 2014 (after posting such outstanding returns in 2013) we experienced meaningful performance drag from poor returns in the Japanese Banks and Exporters. Second, after very robust returns for growth oriented companies in technology, biotechnology and the internet during the early part of the quarter, there was an abrupt shift in market sentiment toward these high growth companies in mid-March when Fed chairman, Janet Yellen, made a comment that rates could rise within six months of the end of the Fed QE Tapering Program. Investors sold first, and did discounted cash flow calculations later, and the final two weeks of the quarter were particularly painful

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

for the companies that had been such huge winners for the past fourteen and a half months. In many cases, there was no fundamental change to the underlying businesses (in fact on the contrary many have continued to report rapidly rising revenues and profits) but the multiple that investors were willing to pay for that growth with the specter of higher rates sometime in 2015 was cut dramatically. The abruptness, breadth and depth, of the correction exhibited many similarities with the collapse in Internet companies in 2000 and we have noted previously that there are a number of similarities in the current investment environment to the 2000 to 2002 period. History never repeats precisely, but we will likely be discussing the impact of this developing trend on the capital markets in these Fund reports over the next few years. Third, coming into the year there was universal consensus (67 out of 67 economists surveyed by Bloomberg) that interest rates would rise and that bonds, and particularly long Treasuries, would continue to be poor investments. As noted above, we had a Variant Perception on the role of a deflation hedge in the portfolio and had begun to increase our exposure to long bonds. With the benefit of hindsight, we should have moved faster as bonds significantly outperformed equities in Q1 and the blended benchmark had an advantage during the period by being 30% exposure to traditional fixed income. While we continue to believe the long-term prospects for traditional bonds are not compelling, we could have added more value to the portfolio had we sized our exposure to long Treasuries more meaningfully this year.

Looking ahead, we agree with firms like GMO that the environment for traditional portfolios over the coming years will be very challenging and that achieving real returns comparable to the long-term averages will require significant Alpha generation. The 0/3/5 Conundrum is a formidable problem for investors as Cash yields zero, Bonds yield 3% and Equity returns are forecast to be 5% (2% yield, 2% inflation, 1% EPS growth). A traditional 60/30/10 or 70/20/10 Stock/Bond/Cash allocation has little chance of generating a 5% real return over the coming decade, so it may take a meaningful allocation to Alternative strategies in order for investors to accomplish their long-term investment objectives. Allocating to a broadly diversified, global portfolio will help as we continue to see significant opportunities in Japanese, Southern European and Emerging & Frontier Markets equities where returns should be much stronger than the U.S. and Developed Europe. Being more tactical should add some value as well, as the shortening of investment cycles will continue to create an increasing number of opportunities to profit on both the long and short side of markets, as valuations move between extremes at a much more rapid pace. Finally, capitalizing on the structural advantages of the long/short investment model that enables investors to benefit from an expanded balance sheet in a risk-controlled format will continue to generate returns over the long-term as it has for high net worth and institutional investors over the past thirty years. The ability to access the benefits of this investment strategy in a liquid fund structure will be very valuable in the investment environment that we anticipate will exist in the coming years.

The Morgan Creek Tactical Allocation Fund was created to help to provide investors with a strategic, disciplined approach to portfolio construction that seeks to generate consistent long-term returns that should complement a traditional portfolio of equities, fixed income and cash. The flexible mandate that allows us to allocate to stocks, bonds, commodities and currencies on a global basis provides advantages to more restricted portfolio mandates and the broad diversification of the portfolio reduces overall portfolio risk. The added ability to directly short geographies, sectors, industries and companies in order to hedge the portfolio further reduces risk and should enable the Fund to generate more consistent returns that are less correlated to traditional markets. New challenges call for new tactics and we believe that the Fund is one of the first 1940 Act Mutual Funds that provides access to what we believe to be best-in-class alternative investment strategies in a directly managed Liquid Alternatives structure. The direct implementation reduces the costs normally associated with gaining access to these alternative strategies through a fund-of-funds format. In a low-return environment, the ability to control expenses is an advantage that is more highly accretive than in a more normalized return environment. We are very excited about the progress we have made in adapting our investment process for the 40 Act structure, establishing a strong core

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

portfolio and continually refining our tactical allocation strategies to capture the most compelling opportunities in the global capital markets. It is a privilege to manage capital on your behalf and we look forward to working with you in the years ahead to meet the challenges in an ever-changing global investing landscape.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Morgan Creek Tactical Allocation Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.morgancreekfunds.com or by calling 855-623-8637. The prospectus should be read carefully before investing. The Morgan Creek Tactical Allocation Fund is distributed by Northern Lights Distributors, LLC member FINRA. Morgan Creek Capital Management, LLC and Northern Lights Distributors, LLC are unaffiliated.

Fund Risk disclosure:

Mutual Funds involve risk including the possible loss of principal. In general, the price of a fixed income security falls when interest rates rise. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Certain transactions of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. Securities of distressed companies are speculative in nature and are subject to greater levels of issuer, credit, and liquidity risk. Investments in private investment funds may be more illiquid than securities issued by other funds. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Options and futures transactions involve risks. Price fluctuations, transaction costs, and limited liquidity of futures and options contracts may impact correlation with changes in the value of the underlying security, potentially reducing the return of the Fund.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Performance (Unaudited)
March 31, 2014

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED MARCH 31, 2014)
Since Inception
Morgan Creek Tactical Allocation Fund, Class I	13.60%
MSCI ASWI Index	11.64%

(a)	Past performance is not predictive of future performance.

(b)	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Investments Concentration Summary (Unaudited)
March 31, 2014

Ten Largest Long Position Equity Holdings At March 31, 2014		Percent of Net Assets	Holdings by Industry	% of Long Common Stocks
1.	Nu Skin Enterprises, Inc.	3.0%	Media	13.2
2.	Micron Technology, Inc.	2.6%	Internet Software & Services	10.4
3.	Sumitomo Mitsui Financial Group, Inc.	2.6%	Internet & Catalog Retail	9.2
4.	Altisource Asset Management Corp.	2.5%	Oil, Gas & Consumable Fuels	8.4
5.	Vipshop Holdings Ltd.	2.3%	Airlines	7.1
6.	Depomed, Inc.	2.3%	Pharmaceuticals	5.8
7.	Qihoo 360 Technology Co., Ltd.	2.3%	Banks	5.3
8.	SouFun Holdings Ltd.	2.1%	Personal Products	4.4
9.	Sears Holdings Corp.	2.1%	IT Services	3.7
10.	Delta Air Lines, Inc.	2.0%	Automobiles	3.1
	Total	23.8%	Machinery	2.9
			Semiconductors & Semiconductor Equipment	2.7
			Software	2.5
			Real Estate Management & Development	2.5
			Multiline Retail	2.2
			Textiles, Apparel & Luxury Goods	2.1
			Aerospace & Defense	2.1
			Insurance	2.0
			Chemicals	2.0
			Technology, Hardware, Storage & Peripherals	1.8
			Hotels, Restaurants & Leisure	1.4
			Communications Equipment	1.2
			Real Estate Investment Trusts (REITs)	1.0
			Thrifts & Mortgage Finance	1.0
			Household Durables	0.9
			Wireless Telecommunication Services	0.8
			Metals & Mining	0.3

Holdings by Sector	% of Long Common Stocks

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments
March 31, 2014

	Shares	Value ($)
Long Positions 130.6%
Common Stocks 97.1%
Consumer Discretionary 31.2%
Automobiles 3.0%
General Motors Co.	6,068	208,860
Tata Motors Ltd. (ADR)	14,299	506,328
Toyota Motor Corp. (ADR)	7,712	870,685
		1,585,873
Hotels, Restaurants & Leisure 1.4%
Caesars Entertainment Corp.*	10,048	191,012
OPAP SA	32,859	529,638
		720,650
Household Durables 0.8%
Panasonic Corp. (ADR)	38,200	437,008

Internet & Catalog Retail 9.0%
Amazon.com, Inc.*	2,679	901,537
E-Commerce China Dangdang, Inc. Class A (ADR)*	31,473	451,952
FTD Companies, Inc.*	8,040	255,752
Liberty Interactive Corp. Class A*	17,365	501,328
Liberty Ventures Series A*	3,582	466,842
priceline.com, Inc.*	757	902,261
Vipshop Holdings Ltd. (ADR)*	8,108	1,210,525
		4,690,197
Media 12.9%
CBS Corp. Class B	14,976	925,517
Comcast Corp. Class A	19,496	975,190
Liberty Global PLC Class A*	11,682	485,971
Liberty Global PLC Series C*	11,682	475,574
Liberty Media Corp. Class A*	3,488	455,986
Naspers Ltd. N Shares	4,100	452,270
Time Warner, Inc.	7,215	471,356
Tribune Co.*	6,285	500,600
Twenty-First Century Fox, Inc. Class A	30,197	965,398
Walt Disney Co. (The)	12,570	1,006,480
		6,714,342
Multiline Retail 2.1%
Sears Holdings Corp.*	23,325	1,114,002

Textiles, Apparel & Luxury Goods 2.0%
Carter's, Inc.	13,579	1,054,409

Consumer Staples 4.3%
Personal Products 4.3%
Herbalife Ltd.	11,646	666,967
Nu Skin Enterprises, Inc. Class A	19,099	1,582,352
		2,249,319
Energy 8.2%
Oil, Gas & Consumable Fuels 8.2%
Continental Resources, Inc.*	3,598	447,123
EOG Resources, Inc.	2,797	548,688
EQT Corp.	1,889	183,176
Gulfport Energy Corp.*	7,978	567,874
Marathon Petroleum Corp.	5,068	441,119
Kodiak Oil & Gas Corp.*	35,473	430,642
Oasis Petroleum, Inc.*	8,568	357,543
Plains GP Holdings LP Class A	18,245	510,495
Valero Energy Corp.	14,847	788,376
		4,275,036
Financials 11.5%
Banks 5.1%
Mitsubishi UFJ Financial Group, Inc. (ADR)	75,825	420,070
Mizuho Financial Group, Inc. (ADR)	108,548	432,021
Piraeus Bank SA*	174,794	481,610
Sumitomo Mitsui Financial Group, Inc. (ADR)	154,543	1,336,797
		2,670,498
Insurance 1.9%
American International Group, Inc.	20,290	1,014,703

Real Estate Investment Trusts (REITs) 1.0%
American Tower Corp.	6,314	516,927

Real Estate Management & Development 2.5%
Altisource Asset Management Corp.*	1,189	1,277,759

Thrifts & Mortgage Finance 1.0%
Ocwen Financial Corp.*	12,776	500,564

Health Care 5.6%
Pharmaceuticals 5.6%
Depomed, Inc.*	82,483	1,196,003
Endo International PLC*	12,850	882,153
Valeant Pharmaceuticals International, Inc.*	6,580	867,441
		2,945,597

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
March 31, 2014

	Shares	Value ($)
Industrials 11.7%
Aerospace & Defense 2.0%
TransDigm Group, Inc.	5,682	1,052,306

Airlines 6.9%
Alaska Air Group, Inc.	1,838	171,504
American Airlines Group, Inc.*	27,600	1,010,160
Delta Air Lines, Inc.	30,463	1,055,543
Republic Airways Holdings, Inc.*	20,200	184,628
Southwest Airlines Co.	7,041	166,238
United Continental Holdings, Inc.*	22,487	1,003,595
		3,591,668
Machinery 2.8%
Colfax Corp.*	14,064	1,003,185
IHI Corp.	113,000	475,144
		1,478,329
Information Technology 21.6%
Communications Equipment 1.2%
QUALCOMM, Inc.	7,626	601,386

Internet Software & Services 10.1%
21Vianet Group, Inc. (ADR)*	8,898	255,373
58.com, Inc. (ADR)*	6,056	252,111
Facebook, Inc. Class A*	14,148	852,276
Qihoo 360 Technology Co., Ltd. (ADR)*	11,885	1,183,508
SouFun Holdings Ltd. (ADR)	16,427	1,123,936
Tencent Holdings Ltd.	6,400	445,149
Yandex NV Class A*	33,253	1,003,908
YY, Inc. (ADR)*	2,339	178,606
		5,294,867
IT Services 3.6%
FleetCor Technologies, Inc.*	7,842	902,614
MasterCard, Inc. Class A	12,907	964,153
		1,866,767
Semiconductors & Semiconductor Equipment 2.6%
Micron Technology, Inc.*	57,643	1,363,833

Software 2.4%
Adobe Systems, Inc.*	7,687	505,343
FleetMatics Group PLC*	7,550	252,548
Oracle Corp.	12,741	521,234
		1,279,125
Technology, Hardware, Storage & Peripherals 1.7%
Apple, Inc.	1,660	890,989

Materials 2.2%
Chemicals 1.9%
WR Grace & Co.*	10,014	993,088

Metals & Mining 0.3%
Gerdau SA (ADR)	20,475	131,245

Telecommunication Services 0.8%
Wireless Telecommunication Services 0.8%
Vodafone Group PLC (ADR)	11,234	413,523
Total Common Stocks (Cost $47,719,149)		50,724,010

Warrants 2.0%
Financials 2.0%
Banks 2.0%
Alpha Bank AE, Expiration Date 12/10/2017*
(Cost $830,034)	439,572	1,065,814

Closed-End Investment Company 1.2%
Morgan Stanley China A Share Fund, Inc.
(Cost $655,467)	29,010	625,746

Exchange-Traded Funds 15.4%
Global X FTSE Greece 20 Fund	19,411	476,928
iShares 20+ Year Treasury Bond Fund	17,402	1,898,558
iShares MSCI Italy Capped Fund	56,338	997,746
iShares MSCI Spain Capped Fund	23,001	938,441
Market Vectors Africa Index Fund	10,381	322,953
Market Vectors Russia Fund	22,160	531,397
WisdomTree India Earnings Fund	55,228	1,047,123
WisdomTree Japan Hedged Equity Fund	38,460	1,820,697
Total Exchange-Traded Funds (Cost $7,599,038)		8,033,843

	Principal Amount ($)	Value ($)
Foreign Government 2.1%
Republic of Argentina, 8.28%, 12/31/2033
(Cost $1,004,398)	1,402,038	1,116,723

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
March 31, 2014

	Shares	Value ($)
Short-Term Investments 12.8%
SSgA Prime Money Market Fund, 0.00% **
(Cost $6,660,060)	6,660,060	6,660,060

	% of Net Assets	Value ($)
Total Long Positions (Cost $64,468,146) †	130.6	68,226,196
Other Assets and Liabilities, Net	(3.2)	(1,660,094)
Securities Sold Short	(27.4)	(14,333,107)
Net Assets	100.0	52,232,995

†
The cost for federal income tax purposes was $65,176,845. At March 31, 2014, net unrealized appreciation for all securities based on tax cost was $3,049,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,481,726 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,432,375.

	Shares	Value ($)
Securities Sold Short 27.4%
Exchange-Traded Funds 27.4%
iShares MSCI ACWI ex-US Fund	52,362	2,438,498
iShares Russell 2000 Fund	3,955	460,125
ProShares Ultra Nasdaq Biotechnology Fund	9,345	746,292
ProShares Ultra QQQ Fund*	28,670	2,851,231
ProShares Ultra Russell2000 Fund*	10,357	893,291
ProShares Ultra S&P500 Fund	65,923	6,943,670
Total Exchange-Traded Funds (Proceeds $13,820,620)		14,333,107
Total Securities Sold Short (Proceeds $13,820,620)		14,333,107

*	Non-income producing security.
**	Current yield; not a coupon rate.
ACWI All Country World Index
ADR American Depository Receipt
MSCI Morgan Stanley Capital International
FTSE Financial Times Stock Exchange

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Assets and Liabilities
As of March 31, 2014

Assets
Investments, at value (cost $64,468,146)	$68,226,196
Deposit at broker for securities sold short	318,184
Receivable for investments sold	505,273
Receivable for Fund shares sold	1,001,885
Dividends receivable	14,885
Interest receivable	29,345
Due from Advisor	32,985
Deferred offering costs	14,338
Other assets	41,394
Total Assets	$70,184,485

Liabilities
Payable for securities sold short, at value (proceeds of $13,820,620)	14,333,107
Payable for investments purchased	3,520,937
Dividends payable for securities sold short	1,978
Management fee payable	32,771
Accrued expenses and payables	62,697
Total liabilities	17,951,490
Net assets, at value	$52,232,995

Net Assets Consist of:
Net unrealized appreciation (depreciation) on:
Investments	3,758,050
Securities sold short	(512,487)
Foreign currency transactions	(52)
Accumulated net realized gain	431,886
Paid-in capital	48,555,598
Net assets, at value	$52,232,995

Class I
Net Asset Value Per Share
($51,751,264 ÷ 4,555,075 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$11.36

Class A
Net Asset Value Per Share
($481,731 ÷ 44,005 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$10.95
Sales Charge Class A (Load)	5.75%
Maximum Offering Price Per Class A Share	$11.62

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Operations
For the period from August 16, 2013 (commencement of operations) to March 31, 2014

Investment Income
Income:
Dividends	$540,900
Interest	25,498
Foreign taxes withheld - Dividends	(1,110)
Total investment income	565,288

Expenses:
Interest expense on securities sold short	202,026
Management fees	146,472
Administration fees	61,762
Dividend expense on securities sold short	52,504
Custodian and accounting fees	44,138
Legal fees	40,000
Audit fees	37,000
Registration fees	32,008
Trustees' fees	27,000
Offering expense	23,864
Shareholder reporting fees	23,000
Transfer agent fees	16,297
Distribution and service fees - Class A	203
Other fees	11,571
Total expenses before expense reductions	717,845
Expense reimbursement	(121,344)
Net expenses	596,501
Net investment loss	(31,213)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,314,698
Securities sold short	(879,624)
Foreign currency transactions	(10,239)
Net realized gain	424,835
Change in net unrealized appreciation (depreciation) on:
Investments	3,758,050
Securities sold short	(512,487)
Foreign currency transactions	(52)
Net change in unrealized appreciation	3,245,511
Net gain	3,670,346
Net increase in net assets from operations	$3,639,133

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Changes in Net Assets
For the period from August 16, 2013 (commencement of operations) to March 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(31,213)
Net realized gain	424,835
Net change in net unrealized appreciation	3,245,511
Net increase in net assets resulting from operations	3,639,133

Net share transactions:
Proceeds from shares sold	48,539,597
Cost of shares repurchased	(45,735)
Net increase in net assets from fund share transactions	48,493,862
Increase in net assets	52,132,995

Net Assets
Beginning of period (initial capital)	100,000
End of period	$52,232,995

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
Class I

Per Share Data	Period ended March 31, 2014(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.01)
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.36

Net asset value, end of period	$11.36

Total Return(c)	13.60	%*

Ratios/Supplemental Data:
Net assets, end of period ($000’s)	$51,751
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.67	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	3.05	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	1.75	%**
Ratio of net investment loss	(0.16	%)**
Portfolio turnover rate(d)	346	%*

(a)	For the period from August 16, 2013 (commencement of operations of Class I shares) to March 31, 2014.
(b)	Based on average daily shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)	Represents portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.
*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
Class A

Per Share Data	Period ended March 31, 2014(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.04)
Net realized and unrealized gain (loss)	0.99
Total from investment operations	0.95

Net asset value, end of period	$10.95

Total Return(c)(d)	9.50	%*

Ratios/Supplemental Data:
Net assets, end of period ($000’s)	$482
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.98	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	3.36	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	2.00	%**
Ratio of net investment loss	(0.67	%)**
Portfolio turnover rate(e)	346	%*

(a)	For the period from September 20, 2013 (commencement of operations of Class A shares) to March 31, 2014.
(b)	Based on average daily shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)	Total return does not reflect the effect of any sales charges.
(e)	Represents portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.
*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements
March 31, 2014

1.  Organization

Morgan Creek Tactical Allocation Fund (the “Fund”), a series of Morgan Creek Series Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on August 31, 2012. The Fund commenced operations on August 16, 2013 (“Commencement of Operations”) pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Declaration of Trust or unless and until required by law. Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment adviser.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A and C shares. As of March 31, 2014 only Class I and Class A have started operations.

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income). To achieve the Fund’s investment objective, the Advisor will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Advisor may determine that conditions warrant a lower level of exposure). The Fund’s investments may be subject to various risk factors including market, credit, currency, concentration and geographic risk.

In the normal course of business, the Fund may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, and global tactical asset allocation strategies.

2.  Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day then exchange is open for trading.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities

Exchange-Traded Funds (“ETFs”) and Closed-Investment Companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At March 31, 2014, there were no Level 3 classes of investments with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 – Valuations based primarily on inputs that are unobservable and significant (including the Portfolio’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$50,724,010	$—	$—	$50,724,010
Warrants	1,065,814	—	—	1,065,814
Closed-End Investment Company	625,746	—	—	625,746
Exchange-Traded Funds	8,033,843	—	—	8,033,843
Foreign Government	—	1,116,723	—	1,116,723
Short-Term Investments	6,660,060	—	—	6,660,060
Total Investments	$67,109,473	$1,116,723	$—	$68,226,196

Liabilities	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds Sold Short, at value	$(14,333,107)	$—	$—	$(14,333,107)
Total Investments	$(14,333,107)	$—	$—	$(14,333,107)

There have been no transfers between fair value measurement levels during the period ended March 31, 2014.

(a)	See Schedule of Investments for additional detailed categorizations.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

Security Transactions and Investment Income

Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex‐dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on the highest cost basis.

Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class specific expenses. Differences in class level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class specific arrangements.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Although the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Deposit at broker for securities sold short primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of March 31, 2014, which serves as collateral for securities sold, not yet purchased. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

At March 31, 2014, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,061,226
Undistributed long-term capital gains	$79,359
Unrealized appreciation (depreciation) on investments	$2,536,812

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. Accordingly, for the period from August 16, 2013 (commencement of operations) to March 31, 2014, the effects of certain differences were reclassified as follows:

Paid-in capital	Accumulated net realized gain	Net investment loss
$(38,264)	$7,051	$31,213

In accordance with U.S. GAAP, management has analyzed the Fund’s tax positions for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not incur any interest or penalties.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

3.  Derivative Instruments

Options

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. The Fund purchases and writes call and put options to increase or decrease its exposure to underlying market sectors.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. During the period, there were no written options.

Over‐the‐counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

There were no open purchased option contracts as of March 31, 2014. For the period from August 16, 2013 (commencement of operations) to March 31, 2014, the Fund had an investment in one purchased option contract, which had a total value of $858,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the period from August 16, 2013 (commencement of operations) to March 31, 2014, and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$(117,249)

The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) on investments (includes purchased options).

4.  Fund Fees and Expenses

At March 31, 2014, certain officers of the Trust were also employees of the Adviser. The Trust’s officers do not receive fees from the Trust for services in any capacity. The Trust compensates each trustee who is not an officer, director or employee of the Trust for his or her services as a trustee of the Trust or as a member of the Board.

The Fund pays the Advisor a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I (the “Expense Caps”), of the average net assets of each Class until July 31, 2014. Expenses covered by the Expense Caps include all of the Fund’s expenses other than interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and dividend expenses on short sales, in excess of such limitation. Acquired fund fees and expenses are also excluded from this contractual limitation.

State Street Bank and Trust Company (the “Administrator” or “State Street”) provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.32% of the Fund’s average daily net assets.

The Fund’s organization and offering costs billed through March 31, 2014 are $66,718. The Advisor has borne the organization costs of $42,855. Offering costs of approximately $23,863 were capitalized since inception and are being amortized over the 12 month period from the effective date and are included in deferred offering costs until such date.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

Distribution and Shareholder Service Plans

The Fund has adopted Distribution and Shareholder Services Plans (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A and Class C shares.

Under the Plans, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 1.00% of the value of the Fund’s average daily net assets attributable to the Class A and Class C shares, respectively, for services provided under the Plans.

For Class A shares, a 1.00% contingent deferred sales charge (“CDSC”) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within twelve months of purchase. Class C shares are subject to a CDSC 1.00% for redemptions within twelve months of investing.

5.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6.	Purchases and Sales of Securities

For the period from August 16, 2013 (commencement of operations) through March 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $108,121,515 and $51,388,933 respectively. Purchases to cover securities sold short and securities sold short aggregated $35,477,845 and $48,419,130, respectively.

7.	Share Transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from August 16, 2013 (commencement of operations of Class I shares) through March 31, 2014
Class I:	Shares	Amount
Shares sold	4,549,170	$48,062,718
Shares reinvested	—	—
Shares repurchased	(4,095)	(45,735)
Net increase	4,545,075	$48,016,983
Initial Capital	10,000	$100,000

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2014

	Period from September 20, 2013 (commencement of operations of Class A shares) through March 31, 2014
Class A:	Shares	Amount
Shares sold	44,005	$476,879
Shares reinvested	—	—
Shares repurchased	—	—
Net increase	44,005	$476,879

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Morgan Creek Tactical Allocation Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Tactical Allocation Fund (“the Fund”), a series of Morgan Creek Series Trust, including the schedule of investments, as of March 31, 2014, and the related statements of operations and changes in net assets and financial highlights for the period from August 16, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Creek Tactical Allocation Fund, a series of Morgan Creek Series Trust, at March 31, 2014, the results of its operations, changes in its net assets and the financial highlights for the period from August 16, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
May 29, 2014

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Expenses (Unaudited)
March 31, 2014

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, and (2) ongoing costs, including management fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

Class I	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred(a)
1) Actual	1.75%	$1,000.00	$1,110.50	$9.21
2) Hypothetical	1.75%	$1,000.00	$1,016.21	$8.80

Class A	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred(a)
1) Actual	2.00%	$1,000.00	$1,108.30	$10.51
2) Hypothetical	2.00%	$1,000.00	$1,014.96	$10.05

(a)
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied 182 (the number of days in the most recent six-month period), then divided by 365.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2012	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	4 Funds	None
Michael S. McDonald 1966	Trustee	Since 2012	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	4 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2012
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				4 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2012
Mr. Yusko is Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None
Michael Hennessy 1957	Trustee, Managing Director and Investments	Since 2012
Mr. Hennessy is Managing Director of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Hennessy served as Vice President for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				4 Funds	None

(1)	The address for each of the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)
The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

(4)	Mr. Yusko and Mr. Hennessy are “interested persons,” as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2012
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2012
Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director. Prior to Morgan Creek, Mr. Thurman was employed by Cambridge Associates, LLC, an investment consulting firm, from 2003 to February 2006.

David K. James 1970	Secretary	Since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds; and (2) how the Master Fund voted proxies relating to Portfolio Funds during the most recent period ended March 31 is available without charge, upon request, by calling the Master Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice

FACTS
WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUNDS, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•   Social Security number and other information we receive from you on applications or other forms
•   Information about your transactions with us and our service providers, or others
•   Information we receive from consumer reporting agencies (including credit bureaus)
If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?
Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Funds, the “Fund Complex”)

What we do
How does the Fund Complex protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?
We collect your personal information, for example, when you:
•   open an account
•   purchase or sell shares
•   exchange shares
We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•   sharing for affiliates’ everyday business purposes—information about your creditworthiness
•   affiliates from using your information to market to you
•   sharing for non-affiliates to market to you

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:
•   Morgan Creek Capital Management, LLC
•   Town Hall Capital, LLC
•   Hatteras Investment Partners, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.
•   State Street Bank and Trust Company
•   Gemini Fund Services, LLC
•   Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund Complex does not have any joint marketing agreements.

Other important information
In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

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Item 2.  Code of Ethics.

(a)        Morgan Creek Series Trust (the “Registrant”), has adopted a code of ethics that applies to the Trust’s principal executive officer and principal financial officer.  A copy of the Trust’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)        There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)        The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant ’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the  Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.  Audit Committee Financial Expert.

(a)	(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)	(2) The audit committee financial expert is William Blackman. Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year March 31, 2014 were $35,000.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conduced on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year March 31, 2014 were $0.

(c)        Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year March 31, 2014 were $9,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)        All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year March 31, 2014 were $0.

(e)(1)    Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to be provided to the Registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2)    There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no fees billed for services provided to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”), described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	Not applicable.

(g)        The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Fund, was $0.

(h)        The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Company.

(a)	Not applicable.

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK SERIES TRUST

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 4, 2014

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	June 4, 2014